UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    January 22, 2008
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Auriga Laboratories, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	000-26013	84-1334687
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5284 Adolfo Road, Camarillo, California 93012
(Address of principal executive office) (zip code)

Registrant's telephone number, including area code: (805) 437-7200

10635 Santa Monica Boulevard, Suite 120, Los Angeles, California 90025
(Former name or former address, if changed since last report)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Philip S. Pesin resigned from his positions as Chief Executive Office and Chairman of the Board of Directors (the "Board") of Auriga Laboratories, Inc. (the "Company"), effective January 15, 2008.  A Special Committee of the Board has been formed to respond to Mr. Pesin’s resignation.

Mr. Frank Greico has been named as interim Chief Executive Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Auriga Laboratories, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 22, 2008	AURIGA LABORATORIES, INC.

By: /s/ Frank Greico
Frank Greico
Interim Chief Executive Officer